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                                                                    EXHIBIT 21.1

                              FLOWSERVE CORPORATION
                              LIST OF SUBSIDIARIES

                                                                         JURISDICTION                 PERCENTAGE
NAME OF SUBSIDIARY                                                     OF INCORPORATION                  OWNED
------------------                                                     ----------------               ----------
Flowserve S.A.                                                             Argentina                     100%
Flowserve FSD Pty. Ltd.                                                    Australia                     100%
Flowserve Australia Pty. Ltd.                                              Australia                     100%
Flowserve Pty. Ltd.                                                        Australia                     100%
Flowserve Dichtungstechnik Gesellschaft m.b.H                               Austria                      100%
Ingersoll-Dresser Pumps GmbH                                                Austria                      100%
Flowserve (Barbados), Ltd. Foreign Sales Corporation                       Barbados                      100%
ARS N.V.                                                                    Belgium                      100%
ARS Loheren N.V.                                                            Belgium                      100%
Econ Services N.V.                                                          Belgium                      100%
Flowserve FSD N.V.                                                          Belgium                      100%
Flowserve RED S.A.                                                          Belgium                      100%
Flowserve SRD S.A.                                                          Belgium                      100%
Flowserve Ltda do Brazil                                                    Brazil                       100%
Ingersoll-Dresser Pumps do Brazil                                           Brazil                       100%
            Industria e Comercio Ltda.
Flowserve Inc.                                                              Canada                       100%
Ingersoll-Dresser Pump Canada, Inc.                                         Canada                       100%
Safe Seal Company Canada, Inc.                                              Canada                       100%
Ingersoll-Dresser Pumps de Colombia, S.A.                                  Colombia                      100%
Flowserve Europe Holding ApS                                                Denmark                      100%
Flowserve Finance ApS                                                       Denmark                      100%
Flowserve S.A.S.                                                            France                       100%
IDP International                                                           France                       100%
IDP Pleuger                                                                 France                       100%
Ingersoll-Dresser Pompes                                                    France                       100%
Flowserve Ahaus GmbH                                                        Germany                      100%
Flowserve Essen GmbH                                                        Germany                      100%
Flowserve Dortmund Verwaltungs GmbH                                         Germany                      100%
Flowserve Dortmund GmbH & Co. KG                                            Germany                      100%
Deutsche Ingersoll-Dresser Pumpen GmbH                                      Germany                      100%
Deutsche Worthington GmbH                                                   Germany                      100%


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
                                                                         JURISDICTION                 PERCENTAGE
NAME OF SUBSIDIARY                                                     OF INCORPORATION                  OWNED
------------------                                                     ----------------               ----------
Ingersoll-Dresser Pumpen GmbH                                               Germany                      100%
IPSCO GmbH                                                                  Germany                      100%
Pleuger Worthington GmbH                                                    Germany                      100%
Flowserve Microfinish Pumps Pvt. Ltd.                                        India                        76%
Flowserve India Controls Pvt. Ltd.                                           India                        95%
Flowserve Microfinish Valves Pvt. Ltd.                                       India                        76%
PT Flowserve                                                               Indonesia                      75%
Flowserve Ireland Limited                                                   Ireland                      100%
Flowserve Spa                                                                Italy                       100%
Ingersoll-Dresser Pumps S.p.A.                                               Italy                       100%
Worthington S.p.A.                                                           Italy                       100%
Flowserve Japan K.K.                                                         Japan                       100%
Flowserve SAAG Sdn. Bhd.                                                   Malaysia                       70%
Flowserve (Mauritius) Corporation                                          Mauritius                     100%
Flowserve S.A. de C.V.                                                      Mexico                       100%
Flowserve B.V.                                                            Netherlands                    100%
Flowserve Services B.V.                                                   Netherlands                    100%
Flowserve International B.V.                                              Netherlands                    100%
Econ Services B.V.                                                        Netherlands                    100%
Flowserve Finance B.V.                                                    Netherlands                    100%
Ingersoll-Dresser Pump Nederland B.V.                                     Netherlands                    100%
ZAR Beheer B.V.                                                           Netherlands                    100%
Zeeuwse Appendage Revisie & Services B.V.                                 Netherlands                    100%
Zuid Hollandse Appendage Revisie & Services B.V.                          Netherlands                    100%
Flowserve New Zealand Limited                                             New Zealand                    100%
Flowserve Abahsain Co. Ltd.                                              Saudi Arabia                     60%
Flowserve Pte. Ltd.                                                        Singapore                     100%
Ingersoll-Dresser Pump (Asia) Pte Ltd.                                     Singapore                     100%
Valtek South Africa (Proprietary) Limited                                South Africa                    100%
Compania Ingersoll-Dresser Pump S.A.                                         Spain                       100%
Flowserve, S.A.                                                              Spain                       100%
Flowserve S.A.                                                            Switzerland                    100%
ID Pump AG                                                                Switzerland                    100%
Ingersoll-Dresser Pump Services Sarl                                      Switzerland                    100%
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
                                                                         JURISDICTION                 PERCENTAGE
NAME OF SUBSIDIARY                                                     OF INCORPORATION                  OWNED
------------------                                                     ----------------               ----------
Ingersoll-Dresser Pump S.A.                                               Switzerland                    100%
Flowserve Siam Co., Ltd.                                                   Thailand                       60%
Ingersoll-Dresser Pump (Thailand) Ltd.                                     Thailand                      100%
Flowserve International Limited                                         United Kingdom                   100%
Flowserve Limited                                                       United Kingdom                   100%
Flowserve Pumps Ltd.                                                    United Kingdom                   100%
Ingersoll-Dresser Pumps Newark Ltd.                                     United Kingdom                   100%
IPSCO U.K. Limited                                                      United Kingdom                   100%
Flowserve International, Inc.                                           U.S. - Delaware                  100%
Flowserve US Inc                                                        U.S. - Delaware                  100%
Flowserve FCD Corporation                                               U.S. - Delaware                  100%
Flowserve RED Corporation                                               U.S. - Delaware                  100%
Flowserve Holdings, Inc.                                                U.S. - Delaware                  100%
Flowserve International LLC                                             U.S. - Delaware                  100%
Flowserve Management Company  (Business Trust)                          U.S. - Delaware                  100%
Ingersoll-Dresser Pump Company                                          U.S. - Delaware                  100%
Durametallic Australia Holding Company                                  U.S. - Michigan                  100%
Flowserve New Mexico, Inc.                                             U.S. - New Mexico                 100%
Flowserve Venezuela S.A.                                                   Venezuela                     100%
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